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                 MOTORS MECHANICAL REINSURANCE COMPANY, LIMITED
                              MANAGEMENT NEWSLETTER
                                REPORTING PERIOD
                         3 MONTHS ENDED MARCH 31, 2004             No. 58
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                             SHAREHOLDER HIGHLIGHTS
                             ----------------------

o The overall performance of the Company for the three month period ended March 31, 2004 continues to be positive. The Company recorded net income for this period of approximately $2.3 million, compared to net income of $1.9 million for the comparable period in 2003.
o No new series of Participating Stock were added and 1 series was redeemed during the quarter bringing the total of series issued and outstanding at March 31, 2004 to 205.
o The incurred loss ratio for the three month period ended March 31, 2004 was 66.7%, compared to 67.9% for the comparable period in 2003 and 64.7% for the year ended December 31, 2003.
o The combined ratio (which represents incurred losses and expenses divided by earned premiums) for the three month period ended March 31, 2004 was 92.6%, compared to 94.4% for the comparable period in 2003 and 90.5% for the year ended December 31, 2003.
o The total annualized realized investment return for the three month period ended March 31, 2004 was 8.9%, compared to 6.1% for the year ended December 31, 2003. Total annualized investment returns (including unrealized positions) for the three month period ended March 31, 2004 was 8.8%, compared to a return of 8.8% for the year ended December 31, 2003.
o As a result of improvement in the equities markets, the Company's unrealized gain position in its equity portfolio at March 31, 2004 was $1.8 million, an improvement of approximately $437, 000 since December 31, 2003.
o In reviewing the investment portfolio, management determined that no unrealized losses on fixed income securities were considered to be other than temporary. As a result, no realized losses were recorded with respect to these securities for the quarter ended March 31, 2004.
o At a meeting of the Board of Directors held on March 3rd, 2004 the Board declared dividends totalling approximately $8.0 million to shareholders of record as of December 31, 2003. This was the highest dividend paid since the Company was formed.

                              FINANCIAL HIGHLIGHTS
                              --------------------
              (All financial information expressed in US$ millions)

------------------------------------         -----------------------------------
BALANCE SHEET HIGHLIGHTS                     ENCLOSURES
------------------------------------         -----------------------------------

-------------------------------------------  Enclosed with this newsletter
Period End          31 Mar 2004 31 Dec 2003  is the relevant shareholder's
Cash & Investments      $81.7       $89.1    Statement of Capital & Surplus
Total Assets             98.6       106.7    and Reference Key together with
Share Capital             1.7         1.7    a copy of the Company's 10Q report
Retained Earnings        17.7        23.4    as filed with the Securities and
-------------------------------------------  Exchange Commission (SEC) for the
                                             3 months ended March 31, 2004.

-------------------------------------------
INCOME STATEMENT HIGHLIGHTS
-------------------------------------------
--------------------------------------------------------------------------------
                                                                    Inception to
Reporting Periods Ended 31/03/04        Quarter    Year to Date         Date
--------------------------------------------------------------------------------
Premiums written by MIC subject to MMRC   $6.3         $6.3            $612.6
  reinsurance
Reinsurance premiums assumed by MMRC       7.3          7.3             588.2
--------------------------------------------------------------------------------
Premiums Earned                          $10.2        $10.2            $515.0
Investment Income                          1.6          1.6              60.9
Expenses and Losses                       (9.5)        (9.5)           (510.9)
                                         ------       ------           -------
Net Income                               $ 2.3        $ 2.3            $ 65.0
                                         ======       ======           =======
--------------------------------------------------------------------------------

------------------------------------
OTHER STATISTICS
------------------------------------
-----------------------------------------------------------------------------------------------
                                                                                  Inception to
Reporting Periods Ended 31/03/04                         Quarter    Year to Date      Date
-----------------------------------------------------------------------------------------------
Change in No. of Series Outstanding                        (1)         (1)           205
-----------------------------------------------------------------------------------------------
Annualized Investment Returns - Realized                   8.9%        8.9%
                                                           8.8%        8.8%
                              - Realized & Unrealized
-----------------------------------------------------------------------------------------------
Incurred Loss Ratios                                      66.7%       66.7%           72.0%
-----------------------------------------------------------------------------------------------
Dividends Paid ($ Millions)                               $8.0        $8.0           $45.1
-----------------------------------------------------------------------------------------------

                               GENERAL INFORMATION

---------------------------------------  ---------------------------------------
OTHER THAN TEMPORARY IMPAIRMENT          MAY BOARD MEETING
OF ASSETS                                ---------------------------------------
---------------------------------------
                                         At a meeting of the Board of
The Company performs a quarterly         Directors on May 12, 2004 the Board
review of its investment portfolio       determined that the Company's
to determine whether impairments in      investment in the international
the value of any of the Company's        equity fund should be liquidated
investments were deemed to be other      and cash received be deposited with
than temporary. Such reviews began       the investment manager of the fixed
in the 3rd Quarter 2002.                 income portfolio.

For both fixed income and equity         Also at the meeting, the Board
investments of the Company, no           directed the management of the
impairment write-down was recorded       Company to seek the termination of
in the 1st Quarter 2004.                 the registration of the Company's
                                         participating shares under the
Management will continue to              Securities Exchange Act of 1934 as
evaluate the Company's entire            soon as possible. Significant cost
investment portfolio on a regular        savings are expected following such
basis to determine if additional         termination.
charges are necessary to reflect
impairments in value that are            ---------------------------------------
considered to be other than              CHANGES IN ADDRESS
temporary.                               ---------------------------------------

In future periods if it is               Shareholders should remember to
determined that the unrealized loss      advise the Company, at its offices
position is other than temporary in      in Barbados, of any changes in
nature, the difference between           information relative to their
historical cost and market value at      mailing address for receipt of
that time will be treated as a           reports and other company
realized loss and reflected in the       communications.
Company's statement of operations
and retained earnings.

---------------------------------------
ANNUAL GENERAL MEETING
---------------------------------------

At the Annual General Meeting of
the Shareholders held on May 12,
2004 in Barbados the shareholders
voted to approve the Board of
Directors recommendations to
restructure the Company in
accordance with the information
contained in the proxy statement
mailed to shareholders prior to the
meeting.

Also at the meeting Mr. Donald
(Bud) Urquhart, Jr. of U-J
Chevrolet in Mobile, Alabama was
elected to serve as Dealer-Director
of the Company. The Board noted its
appreciation to Mr. Harvey Koning
for his service and contribution
during his tenure as a Board
member.

The next AGM of the Shareholders of
the Company has been scheduled for
May 2005. The meetings will be held
in Barbados.